SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN VARIABLE ANNUITY FUNDS

  (each, a “Fund,” together, the “Funds”)

                The first paragraph in the section entitled “Policy for Dissemination of Portfolio Holdings” in the Funds’ SAI is replaced with the following:

Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen International Bond Fund, Evergreen Short Intermediate Bond Fund and Evergreen U.S. Government Fund, Evergreen VA Core Bond Fund and Evergreen VA Diversified Income Builder Fund:  a complete listing of portfolio holdings as of month end will be posted to the Evergreen funds’ Web site at www.EvergreenInvestments.com approximately 15 calendar days after the month end.

Evergreen money market funds:  a complete listing of portfolio holdings will be posted at www.EvergreenInvestments.com by the close of business on Friday of each week. While the Evergreen money market funds generally expect to post portfolio holdings information on a weekly basis, they may post portfolio holdings information on a more frequent basis from time to time.

Evergreen Institutional Mortgage Portfolio, Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Evergreen Market Index Value Fund: do not post portfolio holdings information to www.EvergreenInvestments.com.

All other Evergreen funds: a complete listing of portfolio holdings as of calendar quarter end will be posted to the Evergreen funds’ Web site at www.EvergreenInvestments.com approximately 15 calendar days after the calendar quarter end.

December 18, 2008	583563 (12/08)